                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 16, 1999


                                OroAmerica, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                        0-21862                 94-2385342
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


443 North Varney Street, Burbank, California                        91502
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:   (818) 848-5555
                                                   -----------------------------

ITEM 5.  OTHER EVENTS.

         On July 16, 1999, OroAmerica, Inc. (the "Company") issued the press release, filed herewith as Exhibit 99.1 and incorporated herein by reference, which announced that the Company's Board of Directors had approved the repurchase of up to an additional 300,000 shares of its outstanding common stock. The stock repurchases may be executed from time to time on the open market at prevailing prices, or off the market in negotiated transactions.


ITEM 7.  EXHIBITS

99.1     Press release issued by the Company on July 16, 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 20, 1999                           OROAMERICA, INC.
                                              By: SHIU SHAO
                                                  ------------------------------
                                                  Shiu Shao,
                                                  Chief Operating Officer,
                                                  Chief Financial Officer,
                                                  Vice President and Director